Exhibit 32

CERTIFICATION PURSUANT TO
18 U.S.C. §1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Sajan, Inc. (the “Company”) on Form 10-Q for the fiscal period ended March 31, 2010, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Shannon Zimmerman, Chief Executive Officer and Interim Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Shannon Zimmerman
Shannon Zimmerman, Chief Executive Officer, President and Interim Chief Financial Officer

May 17, 2010